Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
NOTE 16.  Income Taxes

The Company’s net loss before provision for income taxes comprises the following for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
	2014	2013

U.S.	$(10,375,292)	$(15,765,490)
Foreign	(314,471)	(494,441)
Net loss before provision for income taxes	$(10,689,763)	$(16,259,931)

The provision for income taxes consists of the following for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
	2014	2013

Current:
Federal	$—	$—
State	3,100	3,191
Foreign	—	3,150

Total Current	$3,100	$6,341

Deferred:
Federal	$—	$—
State	—	—
Foreign	—	—

Total Deferred	$—	$—

Provision for income taxes	$3,100	$6,341

A reconciliation of the provision for income taxes with the expected provision for income taxes computed by applying the federal statutory income tax rate of 34% to the net loss before provision for income taxes for the years ended December 31, 2014 and 2013:

	Year Ended December 31,
	2014	2013

Provision for income taxes at federal statutory rate	$(3,634,519)	$(5,528,377)
Federal research and development tax credits	(153,429)	(100,535)
Derivative revaluations and settlements	(748,068)	(172,106)
Adjustments related to 2013 Exchange	—	3,313,162
Expenses not deductible, income not taxable and other	(8,699)	64,489
Foreign loss taxed at lower rates	106,920	170,813
Change in federal valuation allowance	4,440,895	2,258,895

Provision for income taxes	$3,100	$6,341

The components of the deferred tax assets as of December 31, 2014 and 2013, are as follows:

	December 31,	December 31,
	2014	2013
Deferred tax assets:
Net operating loss carry-forwards	$32,741,321	$28,412,473
Capitalized research and development cost	445,854	526,919
Goodwill and intangible assets	133,047	—
Research and development tax credit	1,819,895	1,559,952
Depreciation on property and equipment	52,297	27,536
Stock-based compensation	811,810	454,125
Reserves and accruals	724,521	774,786

Total deferred tax asset	36,728,745	31,755,791

Valuation allowance	(35,452,624)	(30,344,332)

Deferred tax assets net of valuation allowance	1,276,121	1,411,459
Deferred tax liability:
Discount on debt issuance	(1,276,121)	(1,411,459)

Net deferred tax assets	$—	$—

Management believes that, based on a number of factors, it is more likely than not that the net deferred tax assets will not be fully realizable. Accordingly, the Company has provided a full valuation allowance against its net deferred tax assets. At December 31, 2014, the Company had federal and state net operating loss carry-forwards (“NOLs”) of approximately $84.8 million and $66.8 million, respectively, and foreign operating loss carry-forwards of approximately $1.0 million. The federal and state NOLs will expire in various periods from 2026 through 2034.

At December 31, 2014, the Company had research and development tax credits of approximately $1.1 million and $1.1 million available to offset future income taxes, if any, for federal and California state purposes, respectively. These federal tax credits will expire in various periods from 2027 through 2034 and the California state tax credits can be carried forward indefinitely.

Utilization of NOLs and tax credit carry-forwards is subject to substantial limitation due to the ownership change limitations provided by the Internal Revenue Code of 1986 (“IRC”) Sections 382 and 383, respectively, and similar state provisions. On August 27, 2013, there was a substantial ownership change due to the 2013 Exchange and 2013 Private Placement (see Note 1), resulting in forfeitures in 2013. On August 27, 2014, there was another substantial ownership change due to the 2014 Public Offering (see Note 1), resulting in further forfeitures in 2014. The annual limitation may result in the expiration of further NOLs and tax credits before utilization. The Company has not yet evaluated the impact of the IRC Sections 382 and 383 limitations on its recorded NOLs and tax credits in 2013 and 2014, nor has it determined whether there have been any other substantial ownership changes in 2011 or prior years, so the recognized amount of deferred tax assets (and related 100% valuation allowance) has not been adjusted, although management estimates that a significant majority of the recorded NOLs and tax credits have already been effected and will need to be written off. This has no impact on the income tax expense due to the provision of a full valuation allowance against all net deferred tax assets.

The net valuation allowance increased by approximately $5.1 million and $2.3 million during the years ended December 31, 2014 and 2013, respectively, primarily due to the generation of net operating loss and credit carry-forwards.

The Company files U.S. federal and various state income tax returns. There are no prior year tax returns under audit by taxing authorities, and management is not aware of any impending audits. As a result of the Company’s NOL carry-forwards, all tax years from 2006 through 2014 remain subject to federal and state tax examination.

The Company has established tax reserves for uncertain tax positions totaling $945,000 and $810,000 as of December 31, 2014 and 2013, respectively. A reconciliation of the change in unrecognized tax benefits is as follows:

	Year Ended December 31,
	2014	2013
Beginning Balance	$810,000	$721,000
Additions based on tax positions related to the current year	135,000	89,000

Ending Balance	$945,000	$810,000

All of the unrecognized tax benefits are recognized in the Company’s financial statements as a reduction in the Company’s deferred tax assets. Accordingly, the Company has not accrued any interest or penalties related to unrecognized tax benefits. Because the Company has a full valuation allowance against its deferred tax assets, there will be no income tax effect of releasing the unrecognized tax benefits. The Company expects no significant changes to its uncertain tax positions in the next 12 months.